UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 13, 2026

Date of Report (date of earliest event reported)

Salesforce, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-32224	94-3320693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Salesforce Tower

415 Mission Street, 3rd Fl

San Francisco, CA 94105

(Address of principal executive offices)

Registrant’s telephone number, including area code: (415) 901-7000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CRM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 13, 2026, Salesforce, Inc. (the “Company”) completed its previously announced registered public offering (the “Offering”) of $3,500,000,000 aggregate principal amount of 4.500% Senior Notes due 2028 (the “2028 Notes”), $4,250,000,000 aggregate principal amount of 4.650% Senior Notes due 2029 (the “2029 Notes”), $3,750,000,000 aggregate principal amount of 4.900% Senior Notes due 2031 (the “2031 Notes”), $2,750,000,000 aggregate principal amount of 5.200% Senior Notes due 2033 (the “2033 Notes”), $4,500,000,000 aggregate principal amount of 5.550% Senior Notes due 2036 (the “2036 Notes”), $1,500,000,000 aggregate principal amount of 6.400% Senior Notes due 2046 (the “2046 Notes”), $3,750,000,000 aggregate principal amount of 6.550% Senior Notes due 2056 (the “2056 Notes”) and $1,000,000,000 aggregate principal amount of 6.700% Senior Notes due 2066 (the “2066 Notes” and, together with the 2028 Notes, the 2029 Notes, the 2031 Notes, the 2033 Notes, the 2036 Notes, the 2046 Notes and the 2056 Notes, the “Notes”), and in connection therewith executed the Third Supplemental Indenture (the “Third Supplemental Indenture”), between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”). The Notes will be governed by that certain Indenture, dated April 11, 2018 (the “Base Indenture”), between the Company and the Trustee, as amended and supplemented with respect to the Notes by the Third Supplemental Indenture (the Base Indenture as so amended and supplemented, the “Indenture”).

The offer and sale of the Notes was made pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-275814), including a preliminary prospectus supplement dated March 11, 2026 to the prospectus contained therein dated November 30, 2023, filed by the Company with the Securities and Exchange Commission (the “SEC”), pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended (the “Securities Act”), a free writing prospectus dated March 11, 2026, filed by the Company with the SEC, pursuant to Rule 433 under the Securities Act and a prospectus supplement dated March 11, 2026, filed by the Company with the SEC, containing the final terms of the Notes pursuant to Rule 424(b)(2) under the Securities Act.

The 2028 Notes will bear interest at the rate of 4.500% per year and mature on March 15, 2028. The 2029 Notes will bear interest at the rate of 4.650% per year and mature on March 15, 2029. The 2031 Notes will bear interest at the rate of 4.900% per year and mature on September 15, 2031. The 2033 Notes will bear interest at the rate of 5.200% per year and mature on March 15, 2033. The 2036 Notes will bear interest at the rate of 5.550% per year and mature on March 15, 2036. The 2046 Notes will bear interest at the rate of 6.400% per year and mature on March 15, 2046. The 2056 Notes will bear interest at the rate of 6.550% per year and mature on March 15, 2056. The 2066 Notes will bear interest at the rate of 6.700% per year and mature on March 15, 2066.

Interest on the Notes will accrue from March 13, 2026, and will be payable semi-annually in arrears on March 15 and September 15 of each year, beginning on September 15, 2026.

The Company may redeem some or all of the Notes of each series at the applicable redemption price, as described in the Third Supplemental Indenture.

The Notes are the Company’s unsecured, unsubordinated debt obligations and rank equally in right of payment with all of the Company’s other unsecured and unsubordinated debt obligations from time to time outstanding.

The Company used the net proceeds received from the Offering to repurchase shares of the Company’s common stock pursuant to accelerated share repurchase agreements.

The Indenture contains customary events of default with respect to the Notes, including failure to make required payments, failure to comply with certain agreements or covenants and certain events of bankruptcy and insolvency. Events of default under the Indenture arising from certain events of bankruptcy or insolvency will automatically cause the acceleration of the amounts due under the Notes. If any other event of default under the Indenture occurs and is continuing with respect to a series of Notes, the Trustee or the holders of at least 25% in aggregate principal amount of the then outstanding Notes of such series may declare the acceleration of the amounts due under the applicable Notes of such series.

The foregoing description of the Notes, the Base Indenture and the Third Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture, which is included as Exhibit 4.1 to this Current Report on Form 8-K, the Third Supplemental Indenture, which is included as Exhibit 4.2 to this Current Report on Form 8-K, and the forms of Notes, which are included as Exhibits 4.3, 4.4, 4.5, 4.6, 4.7, 4.8, 4.9 and 4.10 to this Current Report on Form 8-K, and each of which is incorporated by reference into this Current Report on Form 8-K. Wachtell, Lipton, Rosen & Katz provided the Company with the legal opinion attached to this Current Report on Form 8-K as Exhibit 5.1.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description contained under Item 1.01 above is hereby incorporated by reference in its entirety into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Indenture, dated April 11, 2018, between the Company and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by the Company on April 11, 2018).

4.2	Third Supplemental Indenture, dated March 13, 2026, between the Company and U.S. Bank Trust Company, National Association, as trustee.

4.3	Form of 2028 Notes (included in Exhibit 4.2).

4.4	Form of 2029 Notes (included in Exhibit 4.2).

4.5	Form of 2031 Notes (included in Exhibit 4.2).

4.6	Form of 2033 Notes (included in Exhibit 4.2).

4.7	Form of 2036 Notes (included in Exhibit 4.2).

4.8	Form of 2046 Notes (included in Exhibit 4.2).

4.9	Form of 2056 Notes (included in Exhibit 4.2).

4.10	Form of 2066 Notes (included in Exhibit 4.2).

5.1	Opinion of Wachtell, Lipton, Rosen & Katz, relating to the Notes (including the consent required with respect thereto).

104	Cover Page Interactive Data File—the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Salesforce, Inc.

By:	/s/ Robin Washington
Robin Washington
President and Chief Operating and Financial Officer

Dated: March 13, 2026